                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:

|X|  Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|_|  Definitive Information Statement


                            BULLION RIVER GOLD CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                              INFORMATION STATEMENT
                                       OF
                            BULLION RIVER GOLD CORP.

                         3500 Lakeside Court, Suite 200
                               Reno, Nevada 89509

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The actions described in this Information Statement have already been approved by our majority stockholders. A vote of the remaining stockholders is not necessary.

This Information Statement is first being furnished on or around June 23, 2008 to the stockholders of record as of the close of business on May 27, 2008 (the "Record Date") of the common stock of Bullion River Gold Corp., a Nevada corporation (the "Company").

The Board of Directors of the Company has approved, and a total of nine (9) stockholders who own approximately 58.0% the current issued and outstanding shares of the Company's common stock that are entitled to vote on these actions as of May 27, 2008, have consented in writing to the actions described below. The shares of the Company's capital stock entitled to vote on these actions are hereinafter referred to as the "Voting Shares." Such approval and consent constitute the approval and consent of a majority of the total number of the Voting Shares and are sufficient under the Nevada Revised Statutes and the Company's Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

                                    ACTION BY
                             CONSENTING STOCKHOLDERS

GENERAL

The Company will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of the Company's common and preferred stock.

The Company will only deliver one information statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. Upon written or oral request, the Company will promptly deliver a separate copy of this information statement and any future annual reports and information statements to any stockholder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and any future annual reports and information statements to any stockholder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

                            Bullion River Gold Corp.
                               c/o Tim A. Callaway
                         3500 Lakeside Court, Suite 200
                               Reno, Nevada 89509
                                 (775) 324-4881

                     INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company's Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the outstanding shares of the Company entitled to vote (the "Voting Shares") is required to effect the action described herein. The Company's Articles of Incorporation do not authorize cumulative voting for this matter. As of the Record Date, the Company had 145,346,528 voting shares issued and outstanding, consisting entirely of common stock, which for voting purposes are entitled to one vote per share. The consenting majority stockholders are the record and beneficial owners of a total of 84,280,581 shares of the Company's common stock, which represents approximately 58.0% of the total number of Voting Shares. Pursuant to Nevada Revised Statutes, Section 78.320(2), the consenting majority stockholders voted in favor of the actions described herein in a written consent, dated June 6, 2008, attached hereto as
Exhibit 1. No consideration was paid for the consent. The consenting stockholders' names, affiliation with the Company and beneficial holdings are as follows:

                                                                                                 Percentage of Voting
Common Stockholders                             Affiliation          Number of Voting Shares            Shares
Banque Pasche (Liechtenstein) AG             Common Stockholder                      61,800,000                   42.5%
Elton Participation                          Common Stockholder                       9,744,112                    6.7%
Gerhard Nel                                  Common Stockholder                       3,160,000                    2.1%
Seaside Capital                              Common Stockholder                       1,233,333                    0.8%
Peter-Paul Stengel                           Common Stockholder                         459,801                    0.3%
Marjorie Gorelik                             Common Stockholder                       5,153,334                    3.5%
Dadmarz                                      Common Stockholder                       1,150,000                    0.7%
Allen Wilson                                 Common Stockholder                         780,001                    0.5%
Richard Jeffs                                Common Stockholder                         800,000                    0.5%
------------------------------------------------------------------------------------------------------------------------
Total                                                                                84,280,581                   58.0%
------------------------------------------------------------------------------------------------------------------------

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

     None.

PROPOSALS BY SECURITY HOLDERS

     None.

DISSENTERS' RIGHT OF APPRAISAL

     None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 27, 2008 with respect to the beneficial ownership of the outstanding shares of the Company's capital stock by (i) each person known by the Company who will beneficially own five percent (5%) or more of the outstanding shares; (ii) the officers and directors of the Company; and (iii) all the aforementioned officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of May 27, 2008 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 145,346,528 common shares issued and outstanding on a fully converted basis as of May 27, 2008.

                                                                    Number of Shares         Percent of Shares
                                                                    of Common Stock          of Common Stock
                                                                      Beneficially             Beneficially
             Name of Beneficial Owner and Address                       Owned (1)                Owned (1)
----------------------------------------------------------------  ----------------------  ----------------------
Banque Pasche (Liechtenstein) AG                                             61,800,000                  42.5%
Austrasse 61
Vaduz, Austria FL-9490

Elton Participation
c/o Morgan & Morgan Trust Corp. Ltd
Pasea Estate, Road Town
Tortola, BVI                                                                  9,744,112                   6.7%

-----------

(1) Percentage of common stock beneficially owned is based on a total of 145,346,528 shares of the Company's common stock outstanding as of the Record Date.

                        NOTICE TO STOCKHOLDERS OF ACTIONS
                  APPROVED BY CONSENTING MAJORITY STOCKHOLDERS

The following actions were approved by written consent of the Board of Directors and the consenting majority stockholders:

                                    ACTION 1

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        TO INCREASE THE AUTHORIZED SHARES

The Company's Board of Directors and its consenting majority stockholders have adopted and approved an amendment to increase the number of the Company's authorized shares of capital stock from 200,000,000 to 750,000,000 total authorized shares of capital stock (hereinafter the "Authorized Share Increase"). The text of the resolutions approving the amendment is attached hereto as Exhibit 1.

The Authorized Share Increase will be implemented by filing a Certificate of Amendment with the Secretary of State of the State of Nevada, a form of which is attached as Exhibit A to the resolution set forth as Exhibit 1. Under Federal Securities laws, the Company cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement.

As of the record date, the authorized number of shares of the Company's Common Stock is 200,000,000, of which 145,346,528 shares are outstanding. If we are authorized to issue 750,000,000 shares of Common Stock, then we will be able to issue approximately an additional 604,653,472 shares of Common Stock.

We have no current plans to issue any of the additional authorized but unissued shares of Common Stock that will become available as a result of the filing of the Amendment. The Management of the Company believes that additional authorized shares are needed to provide the Company adequate flexibility to engage in future capital raising transactions, acquisitions or other transactions which might require the issuance of Common Stock. The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

Although this action is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Certificate of Incorporation or the Bylaws of the Company in effect on the date of this Information Statement, the Company's stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving the Company.

Following the Authorized Share Increase, the number of shares of the Company's capital stock will be as follows (subject to slight adjustment for rounding of fractional shares):

                                 COMMON STOCK        AUTHORIZED      PREFERRED STOCK      AUTHORIZED
                                 OUTSTANDING        COMMON STOCK       OUTSTANDING      PREFERRED STOCK
                               ----------------   ----------------   ----------------   ----------------
Pre Authorized Share              145,346,528        200,000,000           None          None authorized
Amendment

Post Authorized Share             145,346,528        750,000,000           None          None authorized
Amendment

                       WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed on the SEC website at www.sec.gov.


                  [Remainder of Page Intentionally Left Blank]

                                    EXHIBIT 1

                               WRITTEN CONSENT OF
                            MAJORITY STOCKHOLDERS OF
                            BULLION RIVER GOLD CORP.
                             (a Nevada Corporation)
                             TAKEN WITHOUT A MEETING
--------------------------------------------------------------------------------

      The undersigned, being shareholders holding a majority of Bullion River Gold Corp., a Nevada corporation (the "Corporation") outstanding common stock, acting pursuant to the Corporation's Bylaws and the Nevada Revised Statutes, do hereby adopt the following resolutions by Written Consent as of June 6, 2008.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                                       TO
                   INCREASE AUTHORIZED SHARES OF CAPITAL STOCK

            WHEREAS, the Corporation currently has 200,000,000 shares of common stock authorized and no shares of preferred stock authorized, and as of the date hereof has 145,346,528 shares of common stock issued and outstanding;

            WHEREAS, the Board of Directors of the Corporation (the "Board") believes that additional authorized shares are needed to provide the Corporation adequate flexibility to engage in future capital raising transactions, acquisitions or other transactions which might require the issuance of common stock;

            WHEREAS, the Board has determined, after reviewing the number of currently authorized, issued and outstanding shares of common stock of the Corporation, that it is in the best interests of the Corporation and its stockholders for the authorized shares of capital stock of the Corporation to be increased to an aggregate total of 750,000,000 shares of common stock, with a par value of $0.001 per share (this amendment is hereinafter referred to as the "Authorized Shares Amendment");

            NOW, THEREFORE, BE IT RESOLVED, that the undersigned hereby adopt and approve the Authorized Shares Amendment;

            RESOLVED FURTHER, that subject to and in compliance with the Exchange Act, the Corporation is hereby authorized to file with the Secretary of State of the State of Nevada a Certificate of Amendment to the Corporation's Articles of Incorporation amending and restating Article Three in its entirety as set forth in Exhibit A attached hereto, in order to increase the number of authorized shares of the Corporation's capital stock to an aggregate total of 750,000,000 shares of common stock with a par value of $0.001 per share;

            RESOLVED FURTHER, that the officers of this Corporation be, and each of them hereby is, authorized, empowered and directed, for and on behalf of this Corporation, to take such further action and to execute and deliver all other documents, including without limitation, a certificate of amendment of the Corporation's articles of incorporation, and to effect all such other filings which the officer or officers acting shall determine are necessary or proper to effect the action authorized by these resolutions.

                  [Remainder of Page Intentionally Left Blank]

      This Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the stockholders of this Corporation.

      This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

                              MAJORITY STOCKHOLDERS


BANQUE PASCHE (LIECHTENSTEIN) AG               ELTON PARTICIPATION

/s/                                            /s/ Peter-Paul Stengel
---------------------------------              ---------------------------------
By:                                            By:  Peter-Paul Stengel
Its:                                           Its:  President
Shares: 61,800,000 shares of                   Shares: 9,744,112 shares of
        Common Stock                                   Common Stock
Date:   June 3, 2008                           Date:   June 6, 2008


/s/ Gerhard Nel                                /s/ William Ritger, Manager
---------------------------------              ---------------------------------
Shareholder: GERHARD NEL                       Shareholder: SEASIDE CAPITAL

Shares: 3,160,000 shares of                    Shares: 1,233,333 shares of
        Common Stock                                   Common Stock
Date:   June 4, 2008                           Date:   June 4, 2008


/s/ Peter-Paul Stenger                         /s/ Marjorie Gorelik
---------------------------------              ---------------------------------
Shareholder: PETER-PAUL STENGEL                Shareholder: MARJORIE GORELIK

Shares: 458,801 shares of                      Shares: 5,153,334 shares of
        Common Stock                                   Common Stock
Date:   June 6, 2008                           Date:   June 4, 2008


DADMARZ

/s/ Ruben Barnett                              /s/ Allen Wilson
---------------------------------              ---------------------------------
By:  Ruben Barnett                             Shareholder: ALLEN WILSON
Its:
Shares: 1,150,000 shares of                    Shares: 780,001 shares of
        Common Stock                                   Common Stock
Date:   June 4, 2008                           Date:   June 4, 2008


/s/ Richard Jeffs
---------------------------------
Shareholder: RICHARD JEFFS

Shares: 800,000 shares of
        Common Stock
Date:   June 4, 2008

                                    EXHIBIT A

                           CERTIFICATE OF AMENDMENT TO
                            ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1.    Name of corporation: BULLION RIVER GOLD CORP.

2. The articles have been amended as follows (provide article numbers, if available):

            ARTICLE THREE is hereby deleted in its entirety and the following ARTICLE THREE is substituted in lieu thereof:

               "The amount of the total authorized capital stock of this corporation is Seven Hundred and Fifty Million (750,000,000) shares with a par value of $0.001 per share."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:
      58.1%.

4.    Effective date of filing (optional): ____________________

5.    Officer Signature (required): ________________________





                                      A-1